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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 16, 2002
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                        Cabot Industrial Properties, L.P.
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


          1-14979                                         04-3397874
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  (Commission File Number)                     (IRS Employer Identification No.)


875 North Michigan Avenue, 41st Floor, Chicago, Illinois             60611
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        (Address of principal executive offices)                   (Zip Code)


                                 (312) 266-9300
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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          (Former name or former address, if changed since last report)

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Item 5. Other Events.

On December 16, 2002, Warren H. Otto, chief executive officer of Cabot Industrial Trust, the general partner of Cabot Industrial Properties, L.P., tendered his resignation to the Board of Trustees of Cabot Industrial Trust (the "Board"), effective midnight December 16, 2002. On December 16, 2002, the Board appointed Daniel S. Weaver to hold the office of chief executive officer of Cabot Industrial Trust.

                                   SIGNATURES

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CABOT INDUSTRIAL PROPERTIES, L.P.

                                            By:  Cabot Industrial Trust,
                                                   its general partner


Dated: December 18, 2002                    By: /s/ Christopher L. Hughes
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                                                    Christopher L. Hughes
                                                    Chief Financial Officer